UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 3, 2012

Bristow Group Inc. (Exact name of Registrant as specified in its charter)
Delaware (State of Incorporation)	001-31617 (Commission File Number)	72-0679819 (I.R.S. Employer Identification No.)
2103 City West Blvd., 4th Floor Houston, Texas (Address of principal executive offices)	77042 (Zip Code)
(713) 267-7600 (Registrant’s telephone number, including area code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 4, 2012, pursuant to the Share and Asset Purchase Agreement, dated as of August 31, 2012 (the “Purchase Agreement”), by and among Bristow Group Inc. (the “Company”), VIH Aviation Group, Ltd., Cougar Helicopters Inc. (“Cougar”) and the other parties signatories thereto, as previously described in the Company’s Current Report on Form 8-K dated September 4, 2012, the Company has completed the acquisition of (i) 40 shares of newly issued Class B shares in the capital of Cougar (“Class B Shares”), representing in the aggregate 25.0% of the voting power and 40.0% of the economic interests in Cougar and 100% of the outstanding Class B Shares of Cougar and (ii) certain assets and real estate used in operation of Cougar’s Instrument Flight Rules business (collectively, the “Investment”).  In connection with the Investment, the Company, Cougar, Kenneth Norie and certain of their affiliates entered into a unanimous shareholder agreement (the “Shareholder Agreement”) as previously described in the Company’s Current Report on Form 8-K dated September 4, 2012.

The foregoing description of the Purchase Agreement and Shareholder Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement and the Shareholder Agreement, which are filed as Exhibits 2.1 and 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.  A copy of the Company’s press release announcing completion of the Investment is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits

Exhibit 2.1

Share and Asset Purchase Agreement, dated as of August 31, 2012, by and among the Bristow Group, Inc., Kenlor Investments Ltd., VIH Aviation Group, Ltd., VIH Helicopters USA, Inc., CGSCH Enterprises Ltd., Cougar Aviation Ltd., Cougar Helicopters Inc., BHNA Holdings Inc., Bristow Canada Holdings Inc., Bristow Canadian Real Estate Company Inc., and Kenneth Norie.

Exhibit 10.1

Form of Unanimous Shareholder Agreement, by and among Bristow Group, Inc., Kenneth Norie, Cougar Helicopters Inc., and the other parties signatory thereto (incorporated by reference to Exhibit B to Exhibit 2.1 to this Current Report on Form 8-K).

Exhibit 99.1	Press Release issued by Bristow Group, Inc. on October 4, 2012.

*Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Bristow Group Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      BRISTOW GROUP INC.

Date:   October 4, 2012                                   By:   /s/ E. Chipman Earle

              Name:      E. Chipman Earle

              Title:         Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 2.1

Share and Asset Purchase Agreement, dated as of August 31, 2012, by and among the Bristow Group, Inc., Kenlor Investments Ltd., VIH Aviation Group, Ltd., VIH Helicopters USA, Inc., CGSCH Enterprises Ltd., Cougar Aviation Ltd., Cougar Helicopters Inc., BHNA Holdings Inc., Bristow Canada Holdings Inc., Bristow Canadian Real Estate Company Inc., and Kenneth Norie.

Exhibit 10.1

Form of Unanimous Shareholder Agreement, by and among Bristow Group, Inc., Kenneth Norie, Cougar Helicopters Inc., and the other parties signatory thereto (incorporated by reference to Exhibit B to Exhibit 2.1 to this Current Report on Form 8-K).

Exhibit 99.1	Press Release issued by Bristow Group, Inc. on October 4, 2012.

*Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Bristow Group Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission.